Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2019
Earnings Loss Per Share [Abstract]
EARNINGS (LOSS) PER SHARE
16.	EARNINGS (LOSS) PER SHARE

Basic Earnings Per Share ("EPS") is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	2019	2018	2017
Year ended March 31,	in 000'$	in 000'$	in 000'$
Numerator
Net income(loss) attributable to owners of the Company	$(2,217)	$123,741	$16,299
Denominator	in 000'	in 000'	in 000'
Weighted average number of shares - Basic	481,987	267,796	254,053
Diluted effect of average number of options	-	1,846	18,150
Weighted average number of shares - Diluted	481,987	269,642	272,193
Basic earnings (loss) per share	$0.00	$0.46	$0.06
Diluted earnings (loss) per share	$0.00	$0.46	$0.06

Inclusion of the Company's 595,842 stock options in the computation of diluted loss per share for the year ended March 31, 2019 would have an anti-dilutive effect on the loss per share and are therefore excluded from the computation. Consequently, there is no difference between loss per share and diluted loss per share for the year ended March 31, 2019.